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                                                                  EXHIBIT 10.B.1

                                JOINDER AGREEMENT

         Reference is made to the $750,000,000 5-Year Revolving Credit and CAF Advance Facility Agreement, dated as of October 29, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among El Paso Natural Gas Company, Tennessee Gas Pipeline Company, certain banks and other financial institutions from time to time thereto, The Chase Manhattan Bank, as Administrative Agent and CAF Advance Agent, Citibank, N.A., as Documentation Agent, and Morgan Guaranty Trust Company of New York, as Syndication Agent. Capitalizated terms used herein and not otherwise defined have the meanings assigned such terms in the Credit Agreement.

         The undersigned hereby acknowledges that it has received and reviewed an executed copy of the Credit Agreement, and agrees to:

         (a)  join the Credit Agreement as a Borrower party thereto;

         (b) be bound by all covenants, agreements and acknowledgments attributable to a Borrower in the Credit Agreement and any Note to which it is a party; and

         (c) perform all obligations required of it by the Credit Agreement and any Note to which it is a party.

         The undersigned hereby represents and warrants that the representations and warranties with respect to it contained in, or made deemed made by it in,
Article IV of the Credit Agreement are true and correct on the date hereof.

         THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONTSTRUED AND INTERPRETED IN ACCODANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered in Houston, Texas by its proper and duly authorized officer as of this 7th day of December, 1998.

                                         EL PASO ENERGY CORPORATION

                                         By:      /s/ H. Brent Austin
                                            -----------------------------------
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer

ACKNOWLEDGED AND AGREED TO:

EL PASO NATURAL GAS COMPANY

By:      /s/ H. Brent Austin
   ----------------------------------
Title:   Executive Vice President and
         Chief Financial Officer